SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2007


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                      001-14217                88-0322261
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas        77060-5914
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code 281-878-1000


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On July 31, 2007, the Company issued a press release to announce that its wholly owned subsidiary has been awarded a contract by SemCrude, L.P. to provide project management, engineering, design, procurement and construction management services for the construction of the 72,000 barrel per day crude oil White Cliffs Pipeline from Platteville, Colorado to Cushing, Oklahoma. A copy of the press release is filed as exhibit 99.1 to this current report on form 8-K.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Number            Exhibit
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99.1              Press Release, dated July 31, 2007, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGlobal Corporation


Date:  July 31, 2007                    /s/ Natalie S. Hairston
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                                        Natalie S. Hairston, Investor Relations
                                        Officer, Chief Governance Officer and
                                        Corporate Secretary